UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2023

SCULPTOR CAPITAL MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33805	26-0354783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street,
New York, NY 10019
(Address of principal executive offices)

(212) 790-0000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Shares	SCU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 17, 2023, Sculptor Capital Management, Inc., a Delaware corporation (“Sculptor” or the “Company”), Rithm Capital Corp., a Delaware corporation (“Rithm”), Sculptor Capital LP, a Delaware limited partnership and subsidiary of Sculptor (“Capital LP”), Sculptor Capital Advisors LP, a Delaware limited partnership and subsidiary of Sculptor (“Advisors LP”), Sculptor Capital Advisors II LP, a Delaware limited partnership and subsidiary of Sculptor (“Advisors II LP” and, collectively with Capital LP and Advisors LP, the “Operating Partnerships” and each Operating Partnership, in its capacity as the limited partnership surviving the LP Mergers (as defined below), a “Surviving Limited Partnership” and, collectively, the “Surviving Limited Partnerships”), Calder Sub, Inc., a Delaware corporation and subsidiary of Rithm (“Merger Sub Inc.”), Calder Sub I, LP, a Delaware limited partnership and subsidiary of Rithm (“Merger Sub I”), Calder Sub II, LP, a Delaware limited partnership and subsidiary of Rithm (“Merger Sub II”), and Calder Sub III, LP, a Delaware limited partnership and subsidiary of Rithm. (“Merger Sub III”), completed the previously announced transactions contemplated by the Agreement and Plan of Merger, dated July 23, 2023, as amended on October 12, 2023 (the “First Amendment”) and October 26, 2023 (the “Second Amendment”), (collectively as amended, the “Merger Agreement”), by and among the Company, Rithm, Capital LP, Advisors LP, Advisors II LP, Merger Sub Inc., Merger Sub I, Merger Sub II, and Merger Sub III. Upon the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), (i) Merger Sub Inc. merged with and into Sculptor (the “Public Merger”), with Sculptor surviving such merger as the surviving corporation (the “Surviving Corporation”), (ii) Merger Sub I merged with and into Capital LP (“LP Merger I”), with Capital LP surviving such merger as the surviving partnership, (iii) Merger Sub II merged with and into Advisors LP (“LP Merger II”), with Advisors LP surviving such merger as the surviving partnership, and (iv) Merger Sub III merged with and into Advisors II LP (“LP Merger III” and, collectively with LP Merger I and LP Merger II, the “LP Mergers,” and the LP Mergers, collectively with the Public Merger, the “Mergers” and collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”), with Advisors II LP surviving such merger as the surviving partnership. Each capitalized term used herein but not otherwise defined has the meaning given to it in the Merger Agreement.

The Public Merger became effective at the time the Certificate of Merger was filed with the Delaware Secretary of State on November 17, 2023 (the “Effective Time”) and the LP Mergers became effective at the time the applicable LP Certificates of Merger were filed with the Delaware Secretary of State on November 17, 2023 (the “LP Mergers Effective Time”).

Item 1.01.
Entry into a Material Definitive Agreement.

On November 17, 2023 the Company entered into a limited waiver (the “Limited Waiver”) in connection with that certain Credit and Guaranty Agreement dated as of September 25, 2020, among Capital LP as borrower, Advisors LP, Advisors II LP, Delaware Life Insurance Company, as administrative agent, and the lenders party thereto from time to time (as amended, restated or otherwise modified, the “Credit Agreement”).

Pursuant to the Limited Waiver, Delaware Life Insurance Company, as administrative agent and lender, agrees to waive any default or event of default that may arise under the Credit Agreement as a result of the consummation of the Mergers and the transactions related thereto until 4:59 pm (NY Time) on November 30, 2023 (the “Limited Waiver”).

As a condition to the effectiveness of such Limited Waiver, the Company will make a payment of $22,622,205.60, which represents (1) all accrued and unpaid interest, fees and expenses owing with respect to the Loans (as defined in the Credit Agreement) outstanding immediately prior to the consummation of the Mergers; (2) all accrued and unpaid Commitment Fees (as defined in the Credit Agreement) with respect to the Revolving Commitments (as defined in the Credit Agreement) outstanding immediately prior to the consummation of the Mergers; (3) $20,000,000 principal amount of the outstanding Term Loans (as defined in the Credit Agreement); and (4) a 2.0% call premium on the total principal amount of the Term Loans outstanding immediately prior to the consummation of the Mergers (which 2.00% shall not be due again on November 30, 2023 or thereafter).

Item 2.01.
Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 3.03, 5.01, 5.02, and 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

At the Effective Time, each share of Class A common stock, $0.01 par value, of the Company (the “Company Class A Common Stock”) issued and outstanding immediately prior to the Effective Time (but excluding (x) any shares of Company Common Stock (as defined below) that were owned directly by Rithm, Merger Sub Inc. or any of their subsidiaries immediately prior to the Effective Time or held in treasury of the Company, (y) any shares of Company Common Stock as to which appraisal rights have been properly exercised and (z) any unvested Sculptor Restricted Stock Awards (as defined below and treatment of which is described below)) was cancelled, extinguished, and converted into the right to receive cash in the amount of $12.70, without interest, subject to applicable withholding taxes (the “Public Merger Share Consideration”).

At the Effective Time, all of the shares of (i) Class B common stock, $0.01 par value, of the Company (the “Company Class B Common Stock” and collectively with the Company Class A Common Stock, the “Company Common Stock”), (ii) Company Common Stock owned directly by Rithm, Merger Sub Inc. or any of their subsidiaries immediately prior to the Effective Time, and (iii) Company Common Stock held in treasury of the Company, were canceled without conversion or payment.

At the Effective Time, each issued and outstanding share of common stock, par value $0.01 per share, of Merger Sub Inc. issued and outstanding immediately prior to the Effective Time converted into and became one (1) fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

On the terms and subject to the conditions set forth in the Merger Agreement, at the LP Mergers Effective Time, each Class A common unit of the Operating Partnerships (“LP Class A Unit”), Class A-1 common unit of the Operating Partnerships (“LP Class A-1 Unit”), Class E common unit of the Operating Partnerships (“LP Class E Unit”), Class P common unit of the Operating Partnerships (“LP Class P Unit”) and Class P-4 common unit of the Operating Partnerships (“LP Class P-4 Unit”) issued and outstanding immediately prior to the LP Mergers Effective Time that was vested at the LP Mergers Effective Time or became vested as a result of the consummation of the Transactions, in each case, in accordance with the limited partnership agreements of the Operating Partnerships (the “Operating Partnership LPAs”), and any applicable award agreement (but excluding (x) any units of the Operating Partnerships that are owned directly by Rithm, the LP Merger Subs or any of their subsidiaries or held in treasury of the Operating Partnerships, and (y) Unvested Units (as defined below)) were converted into the right to receive an amount in cash equal to the applicable per-unit amount that a holder of such unit of the Operating Partnership (an “Operating Partnership Unit”) is entitled to receive in a liquidity event pursuant to the terms of each of the Operating Partnership LPAs (where the aggregate amount payable by the Operating Partnerships is $177,856,138), payable to the holder thereof, without interest (the “LP Merger Consideration”), which equates to approximately $7.33 for each LP Class A Unit and each LP Class A-1 Unit and $0 for each LP Class E Unit, LP Class P Unit and LP Class P-4 Unit.

At the LP Mergers Effective Time, (i) each Operating Partnership Unit held by a Sculptor service provider that was unvested at the LP Mergers Effective Time and that did not vest as a result of the consummation of the Transactions (the “Unvested Units”), (ii) each LP Profit Sharing Interest and (iii) each Class C non-equity interest of the Operating Partnerships, in each case of clauses (i), (ii) and (iii), were canceled and retired, with no payment or conversion made in respect thereof. Additionally, at the LP Mergers Effective Time, (a) each Class B common unit of the Operating Partnerships (the “LP Class B Units”) that was issued and outstanding immediately prior to the LP Mergers Effective Time continued to remain outstanding as LP Class B Units of the applicable Surviving Limited Partnership following the LP Mergers Effective Time, (b) each general partner interest of Sculptor Capital Holding Corporation, a Delaware corporation and subsidiary of Sculptor (the “General Partner”), as general partner of each Operating Partnership outstanding immediately prior to the LP Mergers Effective Time remained outstanding following the LP Mergers Effective Time and the General Partner continued as the general partner of each Operating Partnership, and (c) each issued and outstanding limited partner interest of Merger Sub I, Merger Sub II and Merger Sub III issued and outstanding immediately prior to the LP Mergers Effective Time was converted into one (1) Class A common unit of the applicable Surviving Limited Partnership and the holder of such limited partner interest of Merger Sub I, Merger Sub II and Merger Sub III was admitted as a limited partner of the applicable Surviving Limited Partnership.

At the Effective Time (i) each outstanding award of performance-based restricted shares of Company Common Stock or performance-based restricted stock units in respect of shares of Company Common Stock granted pursuant to Sculptor’s equity incentive plans (each, a “Sculptor Performance Award”) that was vested or that became vested at the Effective Time pursuant to its terms was cancelled and converted into the right to receive the Public Merger Consideration with respect to each share of Company Common Stock underlying such Sculptor Performance Award, less any applicable withholding taxes and each other Sculptor Performance Award that remained outstanding as of the Effective Time, and any Sculptor Performance Award that immediately prior to the Effective Time was permitted to be or was automatically cancelled pursuant to its terms, was cancelled at the Effective Time without any consideration therefor; (ii) each outstanding award of service-based restricted stock units in respect of shares of Company Class A Common Stock (including any such award to be settled in cash) granted pursuant to Sculptor’s equity incentive plans (each, a “Sculptor RSU Award”) that was vested or vested at the Effective Time pursuant to its terms was cancelled and converted into the right to receive the Public Merger Consideration with respect to each share of Company Class A Common Stock underlying such Sculptor RSU Award, less any applicable withholding taxes; (iii) each outstanding award of service-based restricted shares of Company Class A Common Stock granted pursuant to Sculptor’s equity incentive plans (each, a “Sculptor Restricted Stock Award”) that was vested or that vested as of the Effective Time pursuant to its terms was cancelled and converted into the right to receive the Public Merger Consideration, less any applicable withholding taxes; and (iv) each Sculptor RSU Award or Sculptor Restricted Stock Award that remained outstanding immediately prior to the Effective Time that was unvested was automatically cancelled and converted into a restricted cash award (a “Converted Stock Award”) with a cash value equal to the product of (x) the aggregate number of shares of Company Class A Common Stock underlying such unvested Sculptor RSU Award or Sculptor Restricted Stock Award, as applicable, immediately prior to the Effective Time multiplied by (y) the Public Merger Consideration. Each Converted Stock Award is subject to substantially the same terms and conditions as applied to the corresponding Sculptor RSU Award or Sculptor Restricted Stock Award, as applicable, immediately prior to the Effective Time and will be paid (less applicable withholding taxes) promptly upon vesting.

The description of the Mergers and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, the First Amendment and the Second Amendment, copies of which are filed as Exhibit 2.1, Exhibit 2.2, and Exhibit 2.3, respectively, to this Current Report filed with the Securities and Exchange Commission (the “SEC”) and are incorporated herein by reference.

Item 3.01.
Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

On November 17, 2023, in connection with the completion of the Public Merger, the Company notified the New York Stock Exchange (the “NYSE”) that the Public Merger had been completed and requested that the NYSE suspend trading of the Company Class A Common Stock on the NYSE and withdraw the Company Class A Common Stock from listing on the NYSE prior to the opening of trading on November 17, 2023. The Company has requested that NYSE file a notification of removal from listing on Form 25 with the SEC with respect to the Company Class A Common Stock in order to effect the delisting of such shares from the NYSE. Such delisting will result in the deregistration of the Company Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a Form 15 requesting the deregistration of the Company Class A Common Stock under Section 12(g) of the Exchange Act, which will suspend the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act with respect to the Company Class A Common Stock.

Item 3.03.
Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report is incorporated by reference into this Item 3.03.

At the Effective Time, the holders of Company Class A Common Stock immediately before the Merger ceased to have any rights as stockholders of the Company (other than their right to receive the Public Merger Share Consideration in accordance with the terms of the Merger Agreement).

Item 5.01.
Change in Control of Registrant.

The information set forth in the Introductory Note and the information set forth under Items 2.01, 3.03 and 5.02 of this Current Report is incorporated by reference into this Item 5.01.

As a result of the completion of the Public Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Rithm.

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.02.

In connection with the consummation of the Mergers, James Levin, Wayne Cohen, Marcy Engel, Charmel Maynard, Bharath Srikrishnan, and David Bonanno, being all of the directors of the Company immediately prior to the Effective Time, resigned from the board of directors of the Company (and from all of the committees thereof), subject to the closing of the Mergers and effective as of the Effective Time.

At the Effective Time, directors of Merger Sub Inc. became the directors of the Surviving Corporation, to hold office in accordance with the Delaware General Corporate Law (the “DGCL”) and the certificate of incorporation and bylaws of the Surviving Corporation until their death, resignation or removal or until their respective successors are duly elected and qualified in accordance with the DGCL and the certificate of incorporation and bylaws of the Surviving Corporation.

Item 5.03.
Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.03.

At the Effective Time, the restated certificate of incorporation of the Company that was in effect immediately prior to the Effective Time was amended and restated to be in the form of Exhibit A to the Merger Agreement (the “Certificate of Incorporation”). In addition, at the Effective Time, the amended and restated bylaws of the Company as in effect immediately prior to the Effective Time were amended and restated in their entirety (the “Bylaws”). Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report, respectively, and are incorporated herein by reference.

Item 5.07.
Submission of Matters to a Vote of Security Holders.

The Company held a Special Meeting of Stockholders on November 16, 2023, at 9:00 a.m., Eastern time (the “Special Meeting”).

There were 34,002,842 shares of Company Class A Common Stock, and 33,017,247 shares of Company Class B Common Stock issued and outstanding as of October 17, 2023, the record date for the Special Meeting (the “Record Date”). At the Special Meeting, the holders of  (i) 23,673,914 shares of Company Class A Common Stock and (ii) 29,334,485 shares of Company Class B Common Stock, were present in person or represented by proxy, representing (i) approximately 79.09% of the Company Common Stock, as of the Record Date, which constituted a quorum. Holders of approximately (i) 89.02% of the outstanding shares of the Company Class A Common Stock and (ii) 97.03% of the outstanding shares of the Company Class B Common Stock voted to adopt the Merger Agreement.

The following are the voting results of the proposals considered and voted on at the Special Meeting, each of which is described in detail in the Company’s definitive proxy statement, dated October  12, 2023, as amended and supplemented by amendments dated October 18, 2023, October 25, 2023, October 27, 2023, October 30, 2023, November 6, 2023, and November 9, 2023, filed by the Company with the SEC (the “Proxy Statement”).

1.
To adopt the Merger Agreement

Votes For	30,545,405
Votes Against	3,344,864
Abstentions	1,118,130

Proposal 1 was approved.

2.
To approve, on a non-binding, advisory basis, the compensation that will or may become payable by the Company to the Company’s named executive officers in connection with the Mergers.

Votes For	46,992,855
Votes Against	4,488,910
Abstentions	1,526,634

Proposal 2 was approved.

In light of the approval of Proposal 1, Proposal 3 described in the Proxy Statement (relating to the adjournment of the Special Meeting if necessary or appropriate) was rendered moot.

Item 7.01
Regulation FD Disclosure.

On November 17, 2023 the Company and Rithm jointly issued a press release announcing the closing of the Mergers. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01.
Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of July 23, 2023, by and among Rithm Capital Corp., Sculptor Capital Management, Inc., Sculptor Capital LP, Sculptor Capital Advisors LP, Sculptor Capital Advisors II LP, Calder Sub, Inc., Calder Sub I, LP, Calder Sub II, LP, and Calder Sub III, LP (incorporated herein by reference to Exhibit 2.1 of Sculptor Capital Management, Inc.’s Current Report on Form 8-K, filed with the SEC on July 24, 2023).*

2.2
Amendment No. 1 to Agreement and Plan of Merger, dated as of October 12, 2023, by and among Rithm Capital Corp., Calder Sub, Inc., Calder Sub I, LP, Calder Sub II, LP, and Calder Sub III, LP, Sculptor Capital Management, Inc., Sculptor Capital LP, Sculptor Capital Advisors LP and Sculptor Capital Advisors II LP (incorporated herein by reference to Exhibit 2.1 of Sculptor Capital Management, Inc.’s Current Report on Form 8-K, filed with the SEC on October 12, 2023).

2.3
Amendment No. 2 to Agreement and Plan of Merger, dated as of October 26, 2023, by and among Rithm Capital Corp., Calder Sub, Inc., Calder Sub I, LP, Calder Sub II, LP, and Calder Sub III, LP, Sculptor Capital Management, Inc., Sculptor Capital LP, Sculptor Capital Advisors LP and Sculptor Capital Advisors II LP (incorporated herein by reference to Exhibit 2.1 of Sculptor Capital Management, Inc.’s Current Report on Form 8-K, filed with the SEC on October 27, 2023).

3.1	Amended and Restated Certificate of Incorporation of Sculptor Capital Management, Inc.
3.2	Amended and Restated Bylaws of Sculptor Capital Management, Inc.
99.1	Press Release, dated November 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SCULPTOR CAPITAL MANAGEMENT, INC.
Dated:	November 17, 2023	By:	/s/Dava Ritchea
Name: Dava Ritchea
Title: Chief Financial Officer